SUBSCRIPTION AGREEMENT

in connection with

COLOMBIA CLEAN POWER & FUELS, INC.

$2,500,000 Aggregate Principal Amount of 10% Secured Convertible

Notes Due June 30, 2012 and Warrants to Purchase

1,000,000 Shares of Common Stock of the Issuer

June 30, 2010

European American Equities, Inc.

a subsidiary of

TerraNova Capital Partners, Inc.

350 Madison Avenue, 8th Floor

New York, New York  10017

(212) 381-7390

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER:_____________________________________________________________

SECURITIES OFFERED:  A minimum of $500,000 and a maximum of $2,500,000 aggregate principal amount of 10% Secured Convertible Notes due June 30, 2012 (the “Notes”) of Colombia Clean Power & Fuels, Inc., a Nevada corporation (the “Issuer”), and warrants (the “Warrants”) to purchase up to 1,000,000 shares of common stock (the “Common Stock”) of the Issuer.  For every $250,000 principal amount of Notes purchased, the Subscriber shall receive warrants to purchase 100,000 shares of Common Stock.

To:         Colombia Clean Power & Fuels, Inc.

4265 San Felipe Street, Suite 1100

Houston, Texas  77027

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.	COMPLETE YOUR NAME ABOVE; and

2.	PROVIDE THE PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED AND ALL INFORMATION REQUESTED ON PAGES 9 AND 10, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.	SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 10 AND ANNEX A IN THE APPROPRIATE PLACE ON PAGE 3 OF ANNEX A; and

4.	MAKE YOUR CHECK PAYABLE TO “LAW DEBENTURE, ESCROW AGENT FOR COLOMBIA” OR REQUEST WIRING INSTRUCTIONS PURSUANT TO SECTION 1.3 BELOW; and

5.	DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT WITH CHECK (IF WIRE INSTRUCTIONS ARE NOT REQUESTED) TO LAW DEBENTURE TRUST COMPANY OF NEW YORK, AT THE FOLLOWING ADDRESS:

Law Debenture Trust Company of New York

400 Madison Avenue, 4th Floor

New York, New York  10017

Attn:  Michael A. Smith, VP

(646) 747-1251

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Colombia Clean Power & Fuels, Inc., a Nevada corporation (the “Issuer”), of a minimum of $500,000 and a maximum of $2,5000,000 aggregate principal amount of 10% Secured Convertible Notes due June 30, 2012 (the “Notes”) of the Issuer and warrants (the “Investor Warrants”) to purchase up to 1,000,000 shares of Common Stock, par value $.001 per share, of the Issuer (the “Shares”) (the Notes and the Investor Warrants are collectively referred to as the “Offered Securities”).  For every $250,000 principal amount of Notes purchased, the Subscriber shall receive Investor Warrants to purchase 100,000 shares of Common Stock.  The Notes shall be substantially in the form attached hereto as Exhibit A.   The Investor Warrants shall be substantially in the form attached hereto as Exhibit B.

SECTION 1

1.1	Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the principal amount of Notes indicated on Page 7 hereof, on the terms and conditions described herein.

1.2	Purchase. The Subscriber understands and acknowledges that the purchase price to be remitted to the Issuer in exchange for the Offered Securities shall be equal to the principal amount of Notes purchased.

1.3	Payment for Purchase. PAYMENT FOR THE OFFERED SECURITIES SHALL BE BY WIRE TRANSFER OR CHECK PAYABLE TO: “LAW DEBENTURE, ESCROW AGENT FOR COLOMBIA” and delivered to the Issuer, together with an original executed copy of this Agreement. Wire transfer instructions are available upon request from Ms. Carol Zervoulei or Ms. Evangeline Wong at (212) 381-7395.

SECTION 2

2.	Acceptance or Rejection.

(a)	The Subscriber understands and agrees that the Issuer reserves the right to reject this subscription for the Offered Securities in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Issuer, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Offered Securities is not consummated by the Issuer for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Issuer relating to this subscription shall thereafter have no force or effect and the Issuer shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Issuer by the Subscriber in exchange for the Offered Securities.

SECTION 3

3.	Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Issuer and its respective affiliates as follows:

(a)	The Subscriber is acquiring the Offered Securities for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Offered Securities. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Offered Securities.

(b)	The Issuer has made available to the Subscriber various offering materials relating to the Issuer, and the Offered Securities, including, without limitation, the Issuer’s Private Placement Memorandum dated June 30, 2010 (the “Memorandum”), and the Subscriber has had the opportunity to review the Memorandum, including the information set forth therein under the caption “Item IX. Risk Factors” incorporated therein.

(c)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Offered Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Issuer, and its respective affiliates as follows:

(i)	The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring any of the Offered Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Issuer; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Offered Securities.

(d)	The Subscriber represents and warrants to the Issuer as follows:

(i)	If an individual, the Subscriber is 21 years of age or over; if a corporation, trust, limited liability company, partnership, unincorporated association or other entity, such Subscriber is authorized, empowered, and qualified to execute and deliver this Agreement and other transaction documents to which such Subscriber is a party and to purchase and hold the Offered Securities pursuant hereto; and

(ii)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Issuer or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Issuer in order for the Subscriber to evaluate the merits and risks of purchase of the Offered Securities, to the extent the Issuer possesses such information or can acquire it without unreasonable effort or expense; and

(iii)	The Subscriber has determined that the Offered Securities are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(iv)	The Subscriber realizes that it may not be able to resell readily any of the Offered Securities purchased hereunder because (A) there may only be a limited market, if any exists, for any of the Offered Securities and (B) none of the Offered Securities has been registered under the “blue sky” laws; and

(v)	The Subscriber understands that the Issuer has the absolute right to refuse to consent to the transfer or assignment of the Offered Securities if such transfer or assignment does not comply with applicable state and federal securities laws; and

(vi)	No representations or warranties have been made to the Subscriber by the Issuer, or any officer, employee, agent, affiliate or subsidiary of the Issuer, other than the representations of the Issuer in this Agreement; and

(vii)	Any information which the Subscriber has heretofore furnished to the Issuer with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement; and

(viii)	The foregoing representations, warranties and agreements shall survive the sale of the Securities and acceptance by the Issuer of the Subscriber’s subscription.

(e)	Confidential Treatment.

(i)	The Subscriber acknowledges that it has and will receive Confidential Information (as defined below) of significant value to the Issuer in connection with the purchase and ownership of the Offered Securities. The Subscriber shall at all times keep documents or other materials containing Confidential Information in a secure place, shall not use the Confidential Information for any purpose other than the evaluation of its investment in the Issuer, except as otherwise agreed to in a writing signed by the Issuer and shall not disclose any of the Confidential Information in any manner whatsoever, in whole or in part, to any person for any reason or purpose whatsoever except (A) if such Subscriber is required by a court of competent jurisdiction to so disclose after notice has been given to the Issuer and the Issuer has had an opportunity to oppose such disclosure or seek a protective order to the extent practicable, (B) to employees and representatives of such Subscriber, if any, who need to know such information in connection with such Subscriber's investment in the Issuer (“Necessary Agents”), provided that the Subscriber shall have informed each such Necessary Agent of the confidential nature of such information and obtained their agreement (the “Necessary Agent Confidentiality Agreement”) to hold all Confidential Information in strict confidence and not to use it for any purpose other than as permitted hereunder and shall ensure the performance by each Necessary Agent of such Necessary Agent Confidentiality Agreement.

(ii)	“Confidential Information” means any and all information provided to the Subscriber by or on behalf of the Issuer in connection with the purchase and ownership of the Offered Securities or otherwise, except for information that the Subscriber can establish (A) is generally known to the public other than as a result of the breach by the Subscriber or any Affiliate of the Subscriber of an obligation of confidentiality to the Issuer, (B) was known by the Subscriber (as evidenced by written records) prior to its receipt by the Subscriber from the Issuer or (C) was disclosed to the Subscriber by a third party under no obligation of confidence.

(f)           Anti-Terrorism and Money Laundering Activities.  (The Subscriber acknowledges that the Company and European American Equities, Inc. (“European American”) are required by Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Offered Securities.  The Subscriber acknowledges and agrees that he, she or it will furnish to the Company or European American upon request a copy of the Subscriber’s identifying documents that will assist the Company or European American to properly identify the Subscriber as required by Federal law.  Such documents may include, without limitation, in the case of an individual, the Subscriber’s driver’s license, passport or other appropriate identifying documents or, in the case of a corporation, partnership or other entity, a copy of such entity’s organizational documents and evidence of the authority of the person executing this Agreement on behalf of such entity that such person has full authority to execute and deliver this Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Offered Securities.

SECTION 4

The Issuer, jointly and severally, represents and warrants to the Subscriber as follows:

4.1	Organization, Good Standing and Qualification. The Issuer is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Issuer is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Issuer and its subsidiaries taken as a whole. To its knowledge, the Issuer is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission or the securities agency or commission of any state or local jurisdiction that has not been disclosed.

4.2	Authorization. All action on the part of the Issuer and its officers, directors and shareholders, as applicable, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Issuer hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Offered Securities being sold by it hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of each of the Issuer, enforceable in accordance with its terms.

4.3	Valid Issuance of Securities. The Offered Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.4	Selling Efforts in Regard to this Transaction; No General Solicitation. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act. Neither the Issuer, nor any person or entity acting on behalf of the Issuer, has offered or sold any of the securities to be issued pursuant to this Agreement by any form of general solicitation or general advertising. The Issuer has offered the securities for sale only to each Subscriber in this Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.5	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Offered Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Issuer, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

4.6	Compliance with Laws. As of the date hereof, the conduct of the business of the Issuer complies in all material respects with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to it. The Issuer has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Issuer shall comply with all applicable securities laws with respect to the sale of the Offered Securities.

4.7	Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Issuer, threatened, against or affecting the Issuer, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Issuer, or which could reasonably be expected to materially and adversely affect the properties or assets of the Issuer.

SECTION 5

5.1	Indemnity. The Issuer agrees to indemnify and hold harmless the Subscriber, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Issuer to comply with any covenant or agreement made by the Issuer herein or in any other document furnished by the Issuer to any of the foregoing in connection with this transaction.

5.2	Registration Rights. The Issuer covenants and agrees that, in connection with the closing of the next offering by the Issuer of securities in which the Issuer receives gross proceeds of at least $6 million (a “Qualified Offering”), the Subscriber shall be granted, with respect to the Shares, registration rights under the Securities Act of 1933, as amended, on substantially the same terms as those granted to the purchasers of the Issuer’s securities in the Qualified Offering. In the event the Issuer grants any such registration rights to other persons or entities prior to the closing of a Qualified Offering, the Subscriber shall simultaneously be granted registration rights on substantially the same terms with respect to the Shares.

5.3	Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

5.4	Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto.

5.5	Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

5.6	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.7	Entire Agreement. The Exhibits attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex and Exhibits contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

5.8	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

5.9	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.10	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Issuer and by the Subscribers holding more than fifty percent (50%) of the aggregate principal amount of the outstanding Notes as of the date of such amendment or waiver.

5.11	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender is for convenience only and shall not affect or control any provisions of this Agreement.

5.12	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

A.	SUBSCRIPTION:

Principal Amounts of Notes    =    $___________.

B.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or
					Profit Sharing Plan, and
					Date Opened: _________________

2.	☐	Joint Tenants with Rights	8.	☐	As a Custodian for _____________
		of Survivorship			_____________________________
					UGMA ____________ (State)

3.	☐	Community Property

4.	☐	Tenants in Common	9.	☐	Married with Separate Property

5.	☐	Corporation/Partnership	10.	☐	Keogh

6.	☐	IRA	11.	☐	Tenants by the Entirety

12.	Other

C.	ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

D.	TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SECURITIES ARE TO BE HELD: _____________________________________________________________________________________________ _________________________________________________________________________________________________

_________________________________________________________________________________________________

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the _______ day of _________, 2010.

Signature:	Signature:

Name:	Name:

Title (if applicable)

Street Address:

City: _____________________________________     State: _______________________  Zip: ______________________

Telephone: (_______) ________________________________________________________________________________

Email Address: ______________________________________________________________________________________

Social Securities or Federal Tax ID No.: ___________________________________________________________________

***DO  NOT  WRITE  BELOW  DOTTED  LINE***

ACCEPTED ON BEHALF OF THE ISSUER:

COLOMBIA CLEAN POWER & FUELS, INC.

By:		Principal Amount of Notes:	$_________________
	Name: Edward Mooney	No. of Investor

Warrants:

III.          Title:  Chief Executive Officer

ANNEX A

ACCREDITED INVESTOR QUESTIONNAIRE

A	APPLICABLE TO INDIVIDUALS ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the Investor is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response, indicating to which individual it applies. The Investor must answer “yes” in response to question 1, 2 or 3 below to be considered an “accredited investor.” If the Investor is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

1.	Does your net worth*, or joint net worth with your spouse, exceed $1,000,000?

Yes______ No______

2.	Did you have an individual income ** in excess of $200,000, or joint income together with your spouse in excess of $300,000, in each of the two most recent years (2008 and 2009) and do you reasonably expect to reach the same income level in the current year (2010)?

V.	Yes______ No______

3.	Are you an executive officer or director of Colombia Clean Power & Fuels, Inc.?

VI.	Yes______ No______

*	For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid, other than the value of your primary residence, MINUS any liabilities.

**	For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

B.	APPLICABLE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ONLY:

The Investor is an accredited investor because the Investor falls within at least one of the following categories (Check all appropriate lines):

______	(i) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

______	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

______	(iii) an insurance company as defined in Section 2(13) of the Securities Act;

______	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 29(a)(48) of the Investment Company Act;

______	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

______	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

______	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

______	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

______	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

______	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

______	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE PART “A” ABOVE.

Subscriber(s):

Signature of Subscriber

Print Name of Subscriber

Signature of Co-Subscriber (if any)

Print Name of Co-Subscriber

SCHEDULE OF SUBSCRIPTION AGREEMENTS

Issued with 10% NOTES

				Amount of
Date of				Shares
Subscription			Note	represented by
Agreement	Name of Investor	Amount of Note	Number	Warrant
12/21/2010	LIFE Power & Fuels, LLC	$80,000	BN-42	32,000
12/10/2010	Steelhead Navigator Master	$3,000,000	BN-30	1,200,000